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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-31236) pertaining to the 2000 Stock Plan and the Directors' Stock Option Plan of Hotels.com of our report dated February 4, 2003, with respect to the consolidated financial statements of Hotels.com included in this Annual Report (Form 10-K) for the year ended December 31, 2002.


Dallas, Texas
March 25, 2003